Exhibit 4.11

CERTIFIED translation no. 158-2022. This is a CERTIFIED translation of a document written in Spanish, which is identified with the seal of the translator. This translation was prepared by Mariana Elena calderón medina, CERTIFIED interpreter and translator pursuant to THE CERTIFICATE Of PROFESSIONAL QUALIFICATION ON CERTIFIED TRANSLATIONS AND INTERPRETationS NO. 0313 ISSUED BY “Universidad nacional de COLOMBIA” ON SEPTEMBER 14th, 2010, IN BOGOTA, COLOMBIA.

Procaps – Amendment to the Credit Agreement

Execution Version

Confidential

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

entered into by and among

Procaps S.A.

as Obligor

Laboratorios López, S.A. de C.V., C.I. Procaps S.A., Biokemical S.A. de C.V., Pharmarketing

Salvador S.A. de C.V. (El Salvador), Corporación Distribuidora Internacional S.A. de C.V., CDI Nicaragua S.A., CDI Guatemala S.A., Pharmarketing S.A. (Guatemala), Pharmarketing S.A.

(Panamá), Pharmarketing Dominicana SRL, Pharmarketing Costa Rica S.A.,

as Co-Obligors

Inversiones Crynseen S.A.S., Inversiones Ganeden S.A.S., Inversiones Henia S.A.S.,

Inversiones Jades S.A.S., Industrias Kadima S.A.S. y Pharmayect S.A.,

as Guarantors

and

Bancolombia S.A.,

Bancolombia S.A. with the name Bancolombia (Panamá Branch),

Banco Davivienda S.A.,

Banco de Sabadell S.A. Miami Branch, and

Banco de Crédito del Perú

as Creditors

and

Fiduciaria Bancolombia S.A.

as Management Agent

June 15, 2020

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

Among the undersigned, namely

(i) Procaps S.A., a business company, incorporated and existing under the laws of Colombia, with main domicile in the city of de Barranquilla, Colombia, identified by TIN 890.106.527-5, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce de Barranquilla and in the copy of Minutes No. 787 dated November 9, 2018 of the Board of Directors, enclosed as Exhibit A hereof (the “Obligor”);

(ii) Laboratorios López, S.A. de C.V., a business company, incorporated and existing under the laws of El Salvador, with identification number 0614-280878-003-7, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the duly granted power of attorney dated November 11, 2018 enclosed as Exhibit B hereof (“Laboratorios López”);

(iii) C.I. Procaps S.A., a business company, incorporated and existing under the laws of Colombia, with main domicile in the city of de Barranquilla, Colombia, identified with TIN 802.009.120 – 6, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce de Barranquilla and in the copy of Minutes No. 176 dated November 9, 2018 of the Board of Directors, enclosed as Exhibit B hereof (“C.I. Procaps”);

(iv) Biokemical S.A. de C.V., a business company, incorporated and existing under the laws of El Salvador, with identification number 0614-111194-102-0, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Biokemical”);

(v) Pharmarketing Salvador S.A. de C.V. (El Salvador), a business company, incorporated and existing under the laws of El Salvador, with identification number 614-221-111- 102-0, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Pharmarketing Salvador”);

(vi) Corporación Distribuidora Internacional S.A. de C.V., a business company, incorporated and existing under the laws of El Salvador, with identification number 0614-250105-101-3, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“CDI Salvador”);

(vii) CDI Nicaragua S.A., a business company, incorporated and existing under the laws of Nicaragua, identified with public mercantile registration number of the department of Managua 18,356-B5, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“CDI Nicaragua”);

(viii) CDI Guatemala S.A., a business company, incorporated and existing under the laws of Guatemala, with identification number 503628, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“CDI Guatemala”);

(ix) Pharmarketing S.A. (Guatemala), a business company, incorporated and existing under the laws of Guatemala, with identification number 505499, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Pharmarketing Guatemala”);

(x) Pharmarketing S.A. (Panamá), a business company, incorporated and existing under the laws of Panamá, with identification number513994, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Pharmarketing Panamá”);

(xi) Pharmarketing Dominicana SRL, a business company, incorporated and existing under the laws of the Dominican Republic, identified with commercial registration 57783SD, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Pharmarketing RD”);

(xii) Pharmarketing Costa Rica S.A., a business company, incorporated and existing under the laws of Costa Rica, with identification number3-101-653826, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Pharmarketing Costa Rica” and, together with Laboratorios López, C.I. Procaps, Biokemical, Pharmarketing Salvador, CDI Salvador, CDI Nicaragua, CDI Guatemala, Pharmarketing Guatemala, Pharmarketing Panamá y Pharmarketing RD, the “Co-Obligors” and, jointly with the Obligor, “Joint Obligors”);

(xiii) Inversiones Crynseen S.A.S., a business company, incorporated and existing under the laws of Colombia, with main domicile in the city of de Barranquilla, Colombia, identified with TIN 890.117.381 – 4, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce of Barranquilla enclosed hereto as Exhibit B of this Amendment (“Inversiones Crynseen”);

(xiv) Inversiones Ganeden S.A.S, a business company, incorporated and existing under the laws of Colombia, with main domicile in the city of de Barranquilla, Colombia identified by TIN 802.022.488-4, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce of Barranquilla enclosed hereto as Exhibit B of this Amendment (“Inversiones Ganeden”);

(xv) Inversiones Henia S.A.S., a business company, incorporated and existing under the laws of Colombia, with main domicile in the city of de Barranquilla, Colombia, identified by TIN 890.117.380 -7, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce de Barranquilla enclosed hereto as Exhibit B of this Amendment (“Inversiones Henia”);

(xvi) Inversiones Jades S.A.S., a business company, incorporated and existing under the laws of Colombia, with main domicile in the city of Barranquilla, Colombia, identified by TIN 890.110.048-4, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce of Barranquilla enclosed hereto as Exhibit B of this Amendment (“Inversiones Jades”);

(xvii) Industrias Kadima S.A.S., a business company, incorporated and existing under the laws of Colombia, with main domicile in the city of de Barranquilla, Colombia identified by TIN 800.075.454-4, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce de Barranquilla enclosed hereto as Exhibit B of this Amendment (“Industrias Kadima”);

(xviii) Pharmayect S.A., a business company, incorporated and existing under the laws of Colombia, with main domicile in the city of de Barranquilla, Colombia, identified by TIN 802.013.031-4, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce de Barranquilla (“Pharmayect” and together with Inversiones Crynseen, Inversiones Ganeden, Inversiones Henia, Inversiones Jades e Industrias Kadima, the “Guarantors” and, jointly with Joint Obligors, the “Obligor Parties”);

(xix) Bancolombia S.A., banking establishment duly organized and existing under the laws of Colombia, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Bancolombia”);

(xx) Bancolombia S.A. under the name Bancolombia (Panama Branch) banking institution with General License, organized and existing under the laws of Colombia, registered as banking institution with General License and as foreign company under the Microfilm Section (Mercantile) of the Public Registry of Panamá, file card two thousand zero thirty-four (2034) document two one eight eight two zero nine (2188209) duly empowered to act hereunder as evidenced in Public Deed number forty-five thousand three hundred sixty-two (45,362) dated December eleventh (11), two thousand fifteen (2015), corrected by Public Deed number forty-seven thousand one hundred eighty-seven (47. 187) dated December twenty-second (22), two thousand and fifteen (2015), both before the Fifth Notary Public of the Circuit of Panama, as stated in the certificate of existence and legal representation issued by the Public Registry of Panama (“Bancolombia (Panama Branch)”);

(xxi) Banco Davivienda S.A., banking establishment duly organized and existing under the laws of Colombia, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Davivienda”);

(xxii) Banco de Sabadell S.A. Miami Branch, banking establishment duly organized and existing under the laws of Colombia, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Sabadell”);

(xxiii) Banco de Crédito del Perú, banking establishment duly organized and existing under the laws of Colombia, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“BCP” and, together with Bancolombia, Bancolombia (Panama Branch), Davivienda and Sabadell, the “Creditors”); and

(xxiv) Fiduciaria Bancolombia S.A. Sociedad Fiduciaria. Trust Company, public limited company, organized and existing under the laws of Colombia, with main domicile in the city of Medellin, Colombia, identified with TIN 800.150.280-0, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment in the capacity as Management Agent and representative of the Creditors (“Management Agent”, and together with the Joint Obligors, the Guarantors, and the Creditors, the “Parties”)

The Parties, acting in the aforesaid capacity, have agreed to execute this Amendment (the “Amendment”) to the credit agreement entered into on November 20, 2018 among the Parties (the “Credit Agreement”), prior the following

CONSIDERATIONS

(i) On November 20, 2018, the Parties entered into the Credit Agreement for an amount of up to COP 131,848,000,000 plus the equivalent in Pesos as of the Disbursement Date of USD 21,100,000 (Tranche A) and USD 35,000,000 (Tranche B).

(ii) On December 17, 2018, the Parties executed Amendment No. 1 to the Credit Agreement, by virtue of which, Exhibit C - Obligations to be Refinanced; and Exhibit 1.01 (F) - Novation Terms of the Credit Agreement were modified to adjust the amounts of certain obligations listed in the above-mentioned Exhibits;

(iii) On May 28, 2020, the Obligor submitted a request to the Creditors requesting, among others, a waiver of payment of the following installments: (a) Installment number 6 of principal and Simple Interests of Tranche A; (b) Installment number 6 of principal of Tranche B; and (c) Installment number 7 of principal of Tranche A and Tranche B, which payments were initially scheduled for August 28, 2020 and August 28, 2020, respectively, in such manner that (1) Installment number 6 of the Simple Interests of Tranche A will be paid by the Joint Obligors on August 28, 2020; and (2) installments number 6 and number 7 of principal of Tranche A and Tranche B will be distributed among the other installments in the amortization schedule, to be paid by the Joint Obligors in accordance with the terms established in the amortization schedule set forth in said waiver (the “Waiver Request”); and

(iv) On May 28, 2020, the Creditors agreed to grant the waiver and, accordingly, along with the other Parties executed a waiver document in connection with the Credit Agreement (the “Waiver”), that regulated certain additional commitments and obligations, amongst them the obligation to execute this Amendment to implement the terms thereunder.

NOW THEREFORE, the Parties execute this Amendment which shall be governed by the following clauses:

CLAUSE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions

Capitalized terms not defined in this Amendment shall have the meaning assigned thereto under the Credit Agreement, unless such definition is modified by this Amendment or any subsequent modification, in which case it shall be understood that any subsequent modification shall prevail as the rule for interpretation of such term.

Section 1.2 Integrity

(a) The modifications set forth in this Amendment are an integral part of the Credit Agreement and, accordingly, all rules set forth in the Credit Agreement shall apply thereto, unless otherwise provided in the Amendment; and

(b) Except as expressly provided in this Amendment, nothing in this Amendment shall alter or modify the terms, requirements, conditions, obligations and/or rights of the Parties under the Credit Agreement. The Parties expressly represent and agree that this Amendment does not constitute a new agreement or a novation of the obligations of the Parties under the Credit Agreement and Financing Documents, but solely a modification of Exhibit 2.04 (i) – Credit Amortization Exhibit under the Credit Agreement, as well as certain additional obligations to make Distributions.

CLAUSE II

MODIFICATIONS

Section 2.1 Modification of Exhibit 2.04 (i) of the Credit Agreement

By means of this Amendment, Exhibit 2.04(i) - Amortization Schedule is hereby substituted and replaced in its entirety by Exhibit A, enclosed to this Amendment as Exhibit A – New Credit Amortization Schedule. Therefore, any reference contained in the Credit Agreement to “Exhibit 2.04(i) - Amortization Schedule” shall be understood as a reference to the schedule included in Exhibit A - New Credit Amortization Schedule to this Amendment.

Section 2.2 Modification of Exhibit 1.01(C) of the Credit Agreement

By means of this Amendment, Exhibit 1.01 (C) -Conditions for Distributions in the Credit Agreement is hereby substituted and replaced in its entirety by Exhibit 1.01(C) enclosed hereto as Exhibit B- New Conditions for Distributions. Therefore, any reference included in the Credit Agreement to “Exhibit 1.01 (C) - Conditions for Distributions” shall be understood as a reference to the document contained in Exhibit B - New Conditions for Distributions of this Amendment.

Section 2.3 Modification of the definition of “Conditions for Distributions” contained in Section 1.01 of the Credit Agreement

By virtue of this Amendment, the Parties hereby agree to amend the definition of “Conditions for Distributions” contained in Section 1.01 of the Credit Agreement, which shall provide as follows:

“Conditions for Distributions” means, in connection with the payment of the Distributions by the Joint Obligors, the following conditions, whose fulfillment shall be certified by an Authorized Official of the relevant Joint Obligor upon making any Distribution, substantially in the terms of Exhibit 1.01 (C) – Conditions for Distributions: (i) That the EBITDA over the Consolidated Interest Expense has been greater than or equal to 3.5 times; (ii) That the Indebtedness Ratio has been less than 3.0 times; (iii) That the Debt Service Coverage Ratio has been greater than or equal to 1.2 times on the last day of the immediately preceding Joint Obligors’ fiscal year; (iv) That the first payment of the Credit’s principal has taken place; (v) That, as of November 20, 2020, the Joint Obligors have timely and fully paid the principal and Simple Interests installments payable as of such date in respect of the Credit, namely all installments up to and including installment No. 8; and (vi) Tthat no Default or Event of Default has taken place and continues to take place in connection with Section 5.01(xxiv), Section 5.02(vii), Section 6.01(i), Section 6.01(viii), and Section 6.01(vi) hereof. Regarding Distributions (a) Of dividends, said dividends shall be declared before June 30 of each year, complying with the conditions in paragraphs (i) to (vi) on the last Calculation Date, following June 30 of each year, complying with the conditions in paragraphs (i) to (vi) on the last two Calculation Dates.”

CLAUSE III

VALIDITY

Section 3.1 Validity

This Amendment shall become effective as of the date of its execution by all the Parties.

Section 3.2 Governing Law and Jurisdiction

This Amendment shall be governed by, construed, and enforced in accordance with the Applicable Laws of Colombia. Any dispute arising from the interpretation and/or performance of this Amendment shall be subject to the jurisdiction of the judges of Colombia. The Parties expressly and irrevocably waive any other jurisdiction that, by reason of their domicile, present or future, or for any other reasons, may be applicable thereto.

[signature pages below]

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Obligor

PROCAPS S.A.

[Illegible signature]

Name: Sergio Mantilla

Identification: 91.297.753

Title: Chief Financial Officer

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

LABORATORIOS LOPEZ S.A. DE C.V.

[Illegible signature]

Name: Rodrigo Piernagorda

Identification: 80268687

Title: General Manager

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

C.I. PROCAPS S.A

[Illegible signature]

Name: Ruben Minski

Identification: 7468982

Title: President

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

BIOKEMICAL S.A. DE C.V.

[Illegible signature]

Name: Rodrigo Piernagorda

Identification: 80268687

Title: President Director

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

PHARMARKETING SALVADOR S.A. DE C.V. (EL SALVADOR)

[Illegible signature]

Name: Rodrigo Piernagorda

Identification: 80268687

Title: President

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

CORPORACIÓN DISTRIBUIDORA INTERNACIONAL S.A. DE C.V.

[Illegible signature]

Name: Rodrigo Piernagorda

Identification: 80268687

Title: President Director

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

CDI NICARAGUA S.A..

[Illegible signature]

Name: Zoila Michelle (illegible)

Identification: 251020100423

Title: General Administrative Attorney

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

CDI GUATEMALA S.A.

[Illegible signature]

Name: Juan C. Umaña Henao

Identification: A4 388368

Title: Country Manager

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

PHARMARKETING S.A. (GUATEMALA)

[Illegible signature]

Name: Juan C. Umaña Henao

Identification: A4 388368

Title: Country Manager

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

PHARMARKETING S.A. (PANAMA)

[Illegible signature]

Name: Ruben (illegible)

Identification: 7463982

Title: Special Attorney

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

PHARMARKETING DOMINICANA SRL

[Illegible signature]

Name: Paula Marcela Duque V.

Identification: pas AQ765140

Title: Country Director Dominican Republic

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

PHARMARKETING COSTA RICA S.A.

[Illegible signature]

Name: Eduardo Herrera

Identification: 72191081

Title: President

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

INVERSIONES CRYNSEEN S.A.S.

[Illegible signature]

Name: (illegible)

Identification: 7461324

Title: General Manager

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

INVERSIONES GANEDEN S.A.S.

[Illegible signature]

Name: (illegible)

Identification: 7461324

Title: General Manager

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

INVERSIONES HENIA S.A.S.

[Illegible signature]

Name: (illegible)

Identification: 7461324

Title: General Manager

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

INVERSIONES JADES S.A.S.

[Illegible signature]

Name: (illegible)

Identification: 7461324

Title: General Manager

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

INDUSTRIAS KADIMA S.A.S.

[Illegible signature]

Name: (illegible)

Identification: 7461324

Title: General Manager

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

PHARMAYECT S.A.

[Illegible signature]

Name: Sergio Mantilla

Identification: 91.297.753

Title: Manager

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

BANCOLOMBIA S.A

[Illegible signature]

Name: Martha Cecilia Vásquez Arango

Identification: 22.579.932

Title: Legal Representative

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

BANCOLOMBIA S.A WITH THE NAME BANCOLOMBIA (PANAMA BRANCH)

[Illegible signature]

Name: Victor Villaquiran Idrobo

Identification: PE 074800

Title: General Manager

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

BANCO DAVIVIENDA S.A.

[Illegible signature]

Name: Reinaldo Rafael Romero Gómez

Identification: C.C. 79.720.459

Title: Legal Representative

Date: June 15, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

BANCO DE SABADELL S.A. MIAMI BEACH

[Illegible signature]

Name: Ignacio Alcaraz

Identification:

Title: Head of Structured Finance Americas

Date: June 10, 2020

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

BANCO DE CRÉDITO DEL PERÚ

[Illegible signature]

Name:

Identification:

Title:

Date:

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Management Agent

FIDUCIARIA BANCOLOMBIA S.A.

[Illegible signature]

Name: Felipe González Páez

Identification: C.C.19.361.474

Title: Legal Representative

Amendment No. 1 to the Credit Agreement

******

This translation is complete, accurate, and identical to the text of the document that I have seen. This translation was made on October 31, 2022.

Mariana Elena calderón medina

Certificate of Professional Qualification on Certified Translations and Interpretations No. 0313 issued by
“Universidad Nacional de Colombia”, on September 14th, 2010.

Email: marianacalderon@legalcalderon.com

Phone number: 57-3182063348